EXHIBIT


                           LOAN AND SECURITY AGREEMENT


         This  Loan  and  Security  Agreement  (this  "Agreement"),  dated as of
(date), is entered into between the LENDERS IDENTIFIED HEREIN (each, a "Lender" and collectively, "Lenders") and EXTEN INDUSTRIES, INC. ("Borrower") as of the date first set forth above. The above information is subject to all of the terms and conditions of this Agreement. The parties agree as follows:

         1.       Loan and Payments.  The Lenders are concurrently  making loans
                  -----------------
(collectively, the "Loan") to Borrower in the amounts and percentages set forth opposite the respective Lender's name on Schedule I hereto, in the aggregate principal amount of up to $(amount). This Agreement acknowledges the receipt of $(amount) from Lendor on this date. The Lenders acknowledge and agree that the Loan will be used by Borrower to acquire the capital stock of MultiCell Associates, Inc. ("MultiCell"). The Loan may be prepaid at any time without penalty, but the Loan may not be repaid and reborrowed.

                  (a)      Conditions Precedent.  Notwithstanding any provisions
                           --------------------
herein to the contrary, unless waived by the Lenders, the Loan will not be made hereunder until (i) all filings have been completed that are necessary or appropriate to perfect the security interest of Lenders in the Shares (as defined below); (ii) Lenders have received all documents reasonably requested by Lenders in connection with this Agreement, including the warrants to purchase stock referred to below; and (iii) all other matters relating to the Loan have been completed to Lenders' satisfaction.

                  (b)      Interest. Borrower shall pay interest on the Loan and
                           --------
other monetary Obligations at a fixed rate equal to ten percent (10%) per annum. Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed, and shall be due and payable on the Maturity Date.

                  (c)      Voluntary Conversion. Each Lender may convert the pro
                           --------------------
rata portion of the outstanding principal balance of the Loan, together with all accrued but unpaid interest, owing to such Lender, and no less than such amount, into Borrower's Common Stock, at the option of such Lender, on the terms and conditions set forth herein.

         If any Lender elects to exercise its right to convert, then such Lender must give written notice of its intention to convert not less than thirty (30) days prior to the date of such intended conversion.

         In the event that a Lender exercises the conversion right described herein, it shall receive Borrower's Common Stock at a price per share equal to
(i) $.10, if converted during the first twelve (12) months after the date of this Agreement; (ii) $.15, if converted after the twelfth (12th) and through the twenty-fourth (24th) month of this Agreement; and (iii) $.20, if converted after the twenty-fourth (24th) month and prior to the Original Maturity Date. No fractional shares will be issued upon such conversion; in lieu of any fractional share to which a Lender would otherwise be entitled, the Borrower will pay the cash value of such fractional share to the Lender.

         Upon conversion of the Loan pursuant hereto, the Lender, by execution hereof, agrees to deliver to the Borrower the executed original of this Agreement, marked "cancelled," within thirty (30) days of such conversion, and to execute a standard form of Stock Purchase Agreement and other agreements as are necessary to document the issuance of the Common Stock. On, or as soon as reasonably practicable after, such conversion and execution, the Borrower shall issue and deliver to such Lender a certificate or certificates for the number of Common Stock to which the Lender is entitled and a check or cash with respect to any fractional interest in any share of Common Stock.

         If the Borrower declares or pays a dividend on its common stock payable in common stock, or other securities, or subdivides the outstanding common stock into a greater amount of common stock, then upon conversion of the Loan pursuant hereto, for each share of Common Stock acquired, the Lender shall receive, without cost to the Lender, the total number of Common Stock to which the Lender would have been entitled had the Lender owned the Common Stock of record as of the date the dividend or subdivision occurred. Upon any reclassification, exchange, substitution, or other event that results in a change of the number of the securities issuable upon conversion hereof, the Lender shall be entitled to receive, upon conversion hereof, the number of securities that the Lender would have received for the Common Stock if the Loan had been converted immediately before such reclassification, exchange, substitution, or other event. The Borrower shall not, by amendment of its Certificate of Incorporation or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue, or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Borrower.

                  (d)      Warrants.  Borrower is  concurrently  issuing to each
                           --------
Lender a Warrant to Purchase Stock on the terms and conditions set forth therein (the "Warrant").

                  (e)      Maturity  Date;  Extension.  All amounts  outstanding
                           --------------------------
hereunder are due and payable on June 19, 2005 (the "Original Maturity Date"). However, provided that an Event of Default does not exist or is not continuing, Borrower may extend the Original Maturity Date for one (1) ninety (90) day period (the "Extended Maturity Date") by providing the Lead Lender (as defined in Schedule I hereto), at least thirty (30) days prior to the Original Maturity Date, with written notice that Borrower wishes to extend the Original Maturity Date. Extensions of the Extended Maturity Date, if any, may be provided in the sole discretion of the individual Lenders.

                  (f)      Late Payment. If any payment of interest or any other
                           ------------
amount owing to Lenders is not made within ten (10) days after the due date, Borrower shall pay Lenders a late payment fee equal to the lesser of 2% of the amount of such late payment or the maximum amount permitted by law. After the occurrence and during the continuance of an Event of Default, the Obligations shall bear interest at a rate equal to the greater of 15% per annum or 5% above the rate otherwise applicable under this Agreement. The provisions in this paragraph shall not be construed as Lenders' consent to Borrower's failure to pay any amounts in strict accordance with this Agreement.

         2.       Grant of Security  Interest.  Effective  immediately  upon the
                  ---------------------------
acquisition by Borrower of the issued and outstanding capital stock of Multi-Cell (the "Shares"), Borrower grants the Lead Lender, as agent for the Lenders on a pari passu and pro rata basis according to the Lenders' respective percentage of the Loan, a security interest in and to the Shares (the "Shares") to secure the following (the "Obligations"): the obligation to repay the Loan, and all other debts, liabilities, obligations, guaranties, covenants and duties now or hereafter owing by Borrower to Lenders, of any kind or nature, whether or not evidenced by any note, guaranty or other instrument, whether arising under or in connection with this Agreement, or any other present or future instrument or agreement, whether arising by reason of an extension of credit, loan, guaranty, indemnification or in any other manner. Borrower shall take all such actions as Lenders reasonably request from time to time to perfect or continue the perfection of the security interest granted hereunder, including physical delivery to the Lead Lender, as agent for the Lenders, of the certificate or certificates for the Shares

         3.       Representations and Warranties. Borrower represents to Lenders
                  ------------------------------
as follows (which shall be deemed continuing throughout the term of this Agreement):

                  (a)      Authorization.  Borrower is and will  continue to be,
                           -------------
duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and Borrower is and will continue to be qualified and licensed to do business in all jurisdictions in which any failure to do so would have a Material Adverse Effect; the execution, delivery and performance by Borrower of this Agreement, and all other documents contemplated hereby have been duly and validly authorized by all necessary corporate action, and do not violate Borrower's articles or certificate of incorporation, or by-laws, or any law or any material agreement or instrument which is binding upon Borrower or its property.

                  (b)      Title to Shares;  Permitted Liens. After consummation
                           ---------------------------------
of the acquisition of the Shares, Borrower will own the Shares, free of liens, claims and interests of any kind.

                  (c)      Other  Indebtedness.  A  promissory  note was entered
                           -------------------
into on November 30, 2000, in which Borrower, for value received, promised to pay The Cooke Family Trust ("Cooke") the principal amount of Five Hundred Thousand Dollars ($500,000) together with interest at the rate of ten percent (10%) on May 31, 2001 (the "Note"). Subsequently, Borrower and Cooke entered into that certain Forbearance and Payoff Agreement dated May 11, 2001 (the "Payoff Agreement"), wherein Cooke agreed to forbear from declaring any default under the Note in exchange for certain payments by Borrower to Cooke to payoff the Note more specifically described in the Payoff Agreement.

         4.       Intellectual  Property.  Borrower  shall cause  Multi-Cell  to
                  ----------------------
execute and deliver to Lenders an Intellectual Property Security Agreement, granting Lenders the rights set forth therein, including but not limited to a security interest in Multi-Cell's intellectual property.

         5.       Appointment of the Lead Lender; Related Matters.
                  -----------------------------------------------

                  (a) Each Lender irrevocably appoints the Lead Lender as its agent for the purposes of this Agreement and authorizes the Lead Lender (whether or not by or through employees or agents) to take such action on such Lender's behalf and to exercise such rights, remedies, powers and discretions as are specifically delegated to the Lead Lender by this Agreement, together with such powers and discretions as are reasonably incidental thereto. The Lead Lender shall not, however, have any duties, obligations or liabilities to the Lenders beyond those expressly stated in this Agreement.

                  (b)      No  Liability  of the Lead  Lender.  The Lead  Lender
                           ----------------------------------
shall not be liable to any Lender for any action taken or omitted under or in connection with this Agreement unless caused by its gross negligence or willful misconduct.

                  (c)      Reimbursement   and  Indemnity.   Each  Lender  shall
                           ------------------------------
reimburse the Lead Lender (ratably in accordance with such Lender's pro rata proportion of the Loan), to the extent that the Lead Lender is not reimbursed by the Borrower, for the charges and expenses incurred by the Lead Lender in connection with the contemplation of, or otherwise in connection with, the enforcement of, or the preservation of any rights under, or in carrying out its duties under, this Agreement including (in each case) the fees and expenses of legal or other professional advisers. Each Lender shall indemnify the Lead Lender (ratably in accordance with such Lender's pro rata proportion of the Loan) against all liabilities, damages, costs and claims whatsoever incurred by the Lead Lender in connection with this Agreement or the performance of its duties under this Agreement or any action taken or omitted by the Lead Lender under this Agreement, unless such liabilities, damages, costs or claims arise from the Lead Lender's own gross negligence or willful misconduct.

                  (d) (i) Subject to Clause 5(d)(ii) below, the Lead Lender may, with the consent of the Lenders holding at least two thirds (2/3) of the outstanding dollar amount of the Loan (the "Majority Lenders") (or if and to the extent expressly authorized by the other provisions of this Agreement), (a) agree to amendments or modifications to this Agreement with the Borrower and/or
(b) vary or waive breaches of, or defaults under, or otherwise excuse performance of, any provision of this Agreement by the Borrower. Any such action so authorized and effected by the Lead Lender shall be documented in such manner as the Lead Lender shall (with the approval of the Majority Lenders) determine, shall be promptly notified to the Lenders by the Lead Lender and shall be binding on all the Lenders. (ii) Except with the prior written consent of all the Lenders, the Lead Lender shall not have authority on behalf of the Lenders to agree with the Borrower to any amendment or modification to this Agreement or to grant waivers in respect of breaches or defaults or to vary or excuse performance of or under this Agreement by the Borrower, if the effect of such amendment, modification, waiver, variation or excuse would be to (a) postpone the due date or reduce the amount of any payment of principal, interest or other amount payable by the Borrower under this Agreement, (b) change the terms or provisions of Section 1(c) of this Agreement, (c) change the definition of "Majority Lenders," (d) change any provision of this Agreement which expressly or impliedly requires the approval or consent of all the Lenders such that the relevant approval or consent may be given otherwise than with the sanction of all the Lenders, or (e) change this Section 5(d)(ii).

                  (e) The Lead Lender may retire from its appointment as Lead Lender under this Agreement having given to the Borrower and each of the Lenders not less than 30 days' prior written notice of its intention to do so, provided that no such retirement shall take effect unless there has been appointed by the Lead Lender as a successor agent (i) a Lender nominated by the Majority Lenders or, failing such a nomination, (ii) any reputable and experienced bank or financial institution with offices in San Diego, California and nominated by the Lead Lender or, in the event of a disagreement by the Majority Lenders with such nomination, the Majority Lenders, which shall have consented to such appointment. Upon the death, incapacity or unavailability of the Lead Lender, the Majority Lenders shall nominate a successor Lead Lender. The Majority Lenders may remove and replace the Lead Lender at any time, and from time to time, in the sole discretion of the Majority Lenders.

         6.       Events  of  Default.  Any one or more of the  following  shall
                  -------------------
constitute an Event of Default under this Agreement:

                  (a) Borrower shall fail to pay any principal of or interest on the Loan or any other monetary Obligations within ten (10) days after the date due; or

                  (b)      Borrower   shall  fail  to  comply   with  any  other
provision of this Agreement, which failure is not cured within ten (10) days after such failure occurs; or

                  (c) Any warranty, representation, statement, report or certificate made or delivered to Lenders by Borrower or on Borrower's behalf, taken together, shall be untrue or misleading in a material respect as of the date given or made; or

                  (d) There shall be a change in the record or beneficial ownership of an aggregate of more than 51% of the outstanding shares of stock of Borrower; or

                  (e) Dissolution, termination of existence, or insolvency of Borrower; or Borrower fails to meet its debts as they mature; or appointment of a receiver, trustee or custodian, for all or any material part of the property of, assignment for the benefit of creditors by, or the commencement of any proceeding by or against Borrower under any reorganization, bankruptcy, insolvency, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, now or in the future in effect (except that, in the case of a proceeding commenced against Borrower, Borrower shall have 60 days after the date such proceeding was commenced to have it dismissed); or

         The occurrence of a "Material Adverse Effect", which shall mean (i) a material adverse change in the business, prospects, operations, results of operations, assets, liabilities or financial or other condition of Borrower,
(ii) the impairment of Borrower's ability to perform its Obligations or of Lenders' ability to enforce the Obligations or realize upon the Shares, or (iii) a material adverse change in the value of the Shares.

         7.       Remedies.
                  --------

                  (a)      Remedies.   Upon  the   occurrence   and  during  the
                           --------
continuance of any Event of Default, Lenders, by the Lead Lender, as agent for the Lenders, at their option, may do any one or more of the following, without notice except for such notices as are required by law: (a) Accelerate and declare the Obligations to be immediately due, payable, and performable, notwithstanding any deferred or installment payments allowed by any instrument evidencing or relating to any Obligation; (b) Take possession of any or all of the Shares; (c) Sell or otherwise dispose of the Shares, at one or more public or private sales, in lots or in bulk, for cash, exchange or other property, or on credit, and to adjourn any such sale from time to time without notice other than oral announcement at the time scheduled for sale. Borrower recognizes that Lenders may be unable to make a public sale of any or all of the investment property, by reasons of prohibitions contained in applicable securities laws or otherwise, and expressly agrees that a private sale to a restricted group of purchasers for investment and not with a view to any distribution thereof shall be considered a commercially reasonable sale. All reasonable attorneys' fees, expenses, costs, liabilities and obligations incurred by Lenders with respect to the foregoing shall be added to and become part of the Obligations, and shall be due on demand.

                  (b)      Application of Proceeds. All proceeds realized as the
                           -----------------------
result of any sale or other disposition of the Shares shall be applied by the Lead Lender first to the reasonable costs, expenses, liabilities, obligations and attorneys' fees incurred by Lenders in the exercise of its rights under this Agreement, second to the interest due upon any of the Obligations, and third to the principal of the Obligations, in such order as the Lead Lender shall determine in its sole discretion. Any surplus shall be paid to Borrower or other persons legally entitled thereto; Borrower shall remain liable to Lenders for any deficiency.

                  (c)      Remedies  Cumulative.  In  addition to the rights and
                           --------------------
remedies set forth in this Agreement, Lenders shall have all the other rights and remedies accorded a secured party under the California Uniform Commercial Code and under all other applicable laws, and under any other instrument or agreement now or in the future entered into between Lenders and Borrower, and all of such rights and remedies are cumulative and none is exclusive. Exercise or partial exercise by Lenders of one or more of its rights or remedies shall not be deemed an election, nor bar Lenders from subsequent exercise or partial exercise of any other rights or remedies. The failure or delay of Lenders to exercise any rights or remedies shall not operate as a waiver thereof, but all rights and remedies shall continue in full force and effect until all of the Obligations have been fully paid and performed.

                  (d)      Power of Attorney.  After the  occurrence  and during
                           -----------------
the continuance of an Event of Default, Borrower irrevocably appoints the Lead Lender, as agent for the Lenders (and any of the Lead Lender's designated employees or agents) as Borrower's true and lawful attorney in fact to: execute and deliver all notices, instruments and agreements in connection with the perfection of the security interest granted in this Agreement; sell, lease or otherwise dispose of all or any part of the Shares; and take any other action or sign any other documents required to be taken or signed by Borrower, or reasonably necessary to enforce Lenders' rights or remedies or otherwise carry out the purposes of this Agreement. The appointment of the Lead Lender as Borrower's attorney in fact, and each of the Lead Lender's rights and powers, being coupled with an interest, are irrevocable until all Obligations owing to Lenders have been paid and performed in full.

         8.       Waivers.  The  failure  of  Lenders  at any  time or  times to
                  -------
require Borrower to strictly comply with any of the provisions of this Agreement or any other present or future agreement between Borrower and Lenders shall not waive or diminish any right of Lenders later to demand and receive strict compliance therewith. Any waiver of any default shall not waive or affect any other default, whether prior or subsequent, and whether or not similar. None of the provisions of this Agreement or any other agreement shall be deemed to have been waived except by a specific written waiver signed by the Lead Lender and delivered to Borrower. Borrower waives demand, protest, notice of protest and notice of default or dishonor, notice of payment and nonpayment, release, compromise, settlement, extension or renewal of any commercial paper, instrument, account, general intangible, document or guaranty at any time held by Lenders on which Borrower is or may in any way be liable, and notice of any action taken by Lenders, unless expressly required by this Agreement.

         9.       Costs; Indemnity.  Borrower shall reimburse Lenders for all of
                  ----------------
the following ("Costs"): all reasonable attorneys' fees and all filing, recording, search, title insurance, appraisal, audit, and other reasonable costs incurred by Lenders, pursuant to, in connection with, or relating to this Agreement or its enforcement (whether or not any lawsuit is filed), including, but not limited to, any reasonable attorneys' fees and costs Lenders incur relating to preparation and negotiation of this Agreement and the documents relating to this Agreement. Lenders shall provide an itemized statement of Costs to Borrower, if so requested by Borrower. If either Lenders or Borrower files any lawsuit against the other predicated on a breach of this Agreement, the prevailing party in such action shall be entitled to recover its reasonable costs, including (but not limited to) reasonable attorneys' fees incurred in connection therewith. Borrower shall indemnify Lenders for any losses, claims, actions, causes of action, penalties, and reasonable costs and expenses (including reasonable attorneys' fees), which Lenders may sustain or incur based upon or arising out of this Agreement, any of the Obligations, any other relationship or agreement between Lenders and Borrower, or any other matter relating to Borrower or the Obligations, except any such amounts sustained or incurred as the result of the gross negligence or willful misconduct of Lenders or any of their directors, officers, employees, agents, attorneys, or any other person affiliated with or representing Lenders. The indemnity agreement set forth in this Section shall survive any termination of this Agreement and shall continue in full force and effect.

         10.      Notices.  All notices under this Agreement shall be in writing
                  -------
and shall be deemed to have been given (a) upon receipt, when delivered by hand or by electronic facsimile transmission, or (b) upon actual delivery by overnight courier, or (c) three days after mailing by regular first-class mail or certified mail return receipt requested, addressed to each party at the addresses indicated on Schedule I hereto.

         11.      Governing  Law;  Jurisdiction;  Venue.  This Agreement and all
                  -------------------------------------
acts and transactions hereunder and all rights and obligations of Lenders and Borrower shall be governed by the internal laws (and not the conflict of laws rules) of the State of California. As a material part of the consideration to Lenders to enter into this Agreement, Borrower (i) agrees that all actions and proceedings relating directly or indirectly to this Agreement shall, at Lenders' option, be litigated in courts located within California, and that the exclusive venue therefor shall be San Diego County; (ii) consents to the jurisdiction and venue of any such court and consents to service of process in any such action or proceeding by personal delivery or any other method permitted by law; and (iii) waives any and all rights Borrower may have to object to the jurisdiction of any such court, or to transfer or change the venue of any such action or proceeding.

         12.      Mutual Waiver of Jury Trial.  Borrower and Lenders each hereby
                  ---------------------------
waive the right to trial by jury in any action or proceeding based upon, arising out of, or in any way relating to, this Agreement or any other present or future instrument or agreement between Lenders and Borrower, or any conduct, acts or omissions of LendersS or Borrower or any of their directors, officers, employees, agents, attorneys or any other persons affiliated with LendersS or Borrower, in all of the foregoing cases, whether sounding in contract or tort or otherwise.

         13.      General. Should any provision of this Agreement be held by any
                  -------
court of competent jurisdiction to be void or unenforceable, such defect shall not affect the remainder of this Agreement, which shall continue in full force and effect. This Agreement and such other written agreements, documents and instruments as may be executed in connection herewith are the final, entire and complete agreement between Borrower and Lenders and supersede all prior and contemporaneous negotiations and oral representations and agreements, all of which are merged and integrated in this Agreement. There are no oral understandings, representations or agreements between the parties which are not set forth in this Agreement or in other written agreements signed by the parties in connection herewith. Any Lender may assign all or any part of its interest in this Agreement and the Obligations to any person or entity, or grant a participation in, or security interest in, any interest in this Agreement, without notice to, or consent of, Borrower. Borrower may not assign any rights under or interest in this Agreement without the Lead Lender's prior written consent. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one agreement.








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                                       6

"Borrower"

EXTEN INDUSTRIES, INC.


   By:  /S/ Gregory Szabo
        ---------------------
        Gregory Szabo
Title:  President


Address for notices:






Attn:
Fax:

                                   SCHEDULE I


                  LENDER                    LOAN AMOUNT   PRO RATA INTEREST
  --------------------------------------- --------------- -----------------

  W. Gerald Newmin                              $496,000            38.12%
  --------------------------------------- --------------- -----------------

  First Regional Bank Custodial for              $20,000             1.54%
  W. Gerald Newmin IRA
  --------------------------------------- --------------- -----------------

  Clifton L. Cooke, Jr. ("Lead Lender")         $100,000             7.69%
  --------------------------------------- --------------- -----------------

  Wm. Pittman                                   $100,000             7.69%
  --------------------------------------- --------------- -----------------

  Robert Goldsmith                               $60,000             4.61%
  --------------------------------------- --------------- -----------------

  Thomas Page                                   $150,000            11.53%
  --------------------------------------- --------------- -----------------

  Shirley Corbett                               $100,000             7.69%
  --------------------------------------- --------------- -----------------

  Gregory F. Szabo                               $50,000             3.84%
  --------------------------------------- --------------- -----------------

  Roger McDonald                                 $20,000             1.54%
  --------------------------------------- --------------- -----------------

  Diane Palley                                    $5,000              .38%
  --------------------------------------- --------------- -----------------

  Sharon Donahoo                                 $50,000             3.84%
  --------------------------------------- --------------- -----------------

  Robert C. Hinman                                $5,000              .38%
  --------------------------------------- --------------- -----------------

  R. Christopher Hinman                          $20,000             1.54%
  --------------------------------------- --------------- -----------------

  Douglas Egger                                  $20,000             1.54%
  --------------------------------------- --------------- -----------------

  First Regional Bank Trustee FBO                $10,000              .77%
  John M. Burns IRA
  --------------------------------------- --------------- -----------------

  Sasha Corporation Pension Fund                 $20,000             1.54%
  --------------------------------------- --------------- -----------------

  Patsy Millard                                   $5,000              .38%
  --------------------------------------- --------------- -----------------

  Larry Dillion                                  $29,000             2.23%
  --------------------------------------- --------------- -----------------

  Barbara Corbett                                $31,000             2.38%
  --------------------------------------- --------------- -----------------

  Robert Driver                                  $10,000              .77%
  --------------------------------------- --------------- -----------------

  --------------------------------------- --------------- -----------------

  TOTAL                                       $1,306,000           100.00%
  --------------------------------------- --------------- -----------------




                                       8
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